UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

KYTHERA BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35663	03-0552903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30930 Russell Ranch Road, Third Floor
Westlake Village, California 91362

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 587-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 29, 2015, the Board of Directors (the “Board”) of KYTHERA Biopharmaceuticals, Inc. (the “Company”) designated Elisabeth Sandoval, the Company’s Chief Commercial Officer since March 2012, as an executive officer of the Company. In addition, the Board promoted Douglas Rich to Vice President Operations and appointed him as an executive officer of the Company following the transition of Jeff Webster, the Company’s prior Senior Vice President Operations, to part-time status.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 29, 2015	KYTHERA BIOPHARMACEUTICALS, INC.

By:
/s/ John W. Smither
John W. Smither

Chief Financial Officer

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